UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: October 19, 2005
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)


      Delaware                            333-109423              52-1972128
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  (State or other                (Commission File No.)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)


7430 New Technology Way, Frederick, Maryland                      21703
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Address of principal executive offices                          (Zip Code)


Registrant's Telephone Number, including area code  (301) 846-8881
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
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            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letters.

ITEM 9.01     Financial Statements and Exhibits
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  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
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      (99) Collateral Term Sheets, Computational Materials and Structural Term Sheets prepared by Goldman, Sachs & Co. in connection with Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed
                                    Pass-Through Certificates, Series 2005-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


October 19, 2005

                                   By:      /s/ Bradley A. Davis
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                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
(99)                    Collateral Term Sheets,                   (E)
                        Structural Term Sheets and
                        Computational Materials prepared
                        by Goldman, Sachs & Co. in
                        connection with Wells Fargo
                        Asset Securities Corporation,
                        Mortgage Asset-Backed
                        Pass-Through Certificates,
                        Series 2005-2